BENHAM
                                CAPITAL MANAGER
                                      FUND

                                 -------------

                                  Annual Report
                                November 30, 1995


                       [picture of pie slices representing
                            investments in the fund]




                         [company logo] The Benham Group

                        CONTENTS

   ECONOMIC REVIEW......................................  1

   PERFORMANCE INFORMATION
   Total Returns and Performance Comparison.............  2
   Performance Review...................................  3

   ASSET ALLOCATION
   Fund Asset Mix.......................................  4
   Strategy Review......................................  5

   PORTFOLIO SNAPSHOT
   U.S. Stocks, Foreign Stocks &
         Natural Resources-Linked Investments...........  6
   U.S. Bonds, Foreign Bonds & Money Market Securities..  7

   INVESTMENT MARKET SUMMARIES..........................  8

   MANAGEMENT DISCUSSION.................................11

   INVESTMENT FUNDAMENTALS
   Asset Allocation Basics...............................13
   Stock Terms and Management Approach...................14
   Fixed-Income Security Types...........................15
   Fixed-Income Sensitivity Measures.....................16
   Foreign Investments...................................17

   FINANCIAL INFORMATION (AUDITED)
   Financial Highlights..................................19
   Financial Statements and Notes........................20
   Schedule of Investments...............................28

                                 ECONOMIC REVIEW
                                 JAMES M. BENHAM      [photo of James M.
                             Chairman, Benham Funds         Benham]

In 1995, global economic growth slowed dramatically from its strong pace in 1994. In the U.S., the Federal Reserve engineered a "soft landing"--slower, steady economic growth coupled with low inflation--through a series of short-term interest rate increases that culminated in early 1995. Japan remained mired in recession, and a crisis in its banking system added to its economic woes. Restrictive monetary policy and a strong currency led to sluggish growth in Germany, and this extended to the rest of Europe.

[line graph in left margin.  graph data described below]

Surprisingly, global inflation remained low throughout 1995. As the global economic engine heated up at the end of 1994, many observers expected rising prices in 1995. However, restrictive interest rate policy and low wage increases kept inflation under control in the U.S. and Europe, and Japan's continuing recession was accompanied by deflation (declining prices). Although prices have increased at the wholesale level, retail businesses appear to be absorbing these additional costs.

Slower economic growth and low levels of inflation convinced the central banks in many countries to cut short-term interest rates in 1995 (see the graph above). Germany's rate cuts in March, September and December paved the way for similar cuts in Austria, Belgium, France and other western European nations. Even Japanese short-term rates, which remain at historic lows, were reduced by the Bank of Japan in an effort to bring the country's economy out of its prolonged recession.

Despite slowing economic growth, we believe that a global recession is unlikely in 1996. Many central banks are expected to continue lowering short-term interest rates as they move toward a more stimulative monetary policy, and this should encourage economic growth worldwide. Efforts to cut government budget deficits in the U.S. and Europe should also have a positive effect on economic growth. The Japanese economy still faces some obstacles, but conditions are improving--the country's banking system is going through a restructuring process that should make it stronger in the long run, and the recent decline in the Japanese currency should help make Japan's exports more attractive.

[graph data]

Short-Term Interest Rate Cuts in 1995

                           U.S.             Germany           Japan

1/6/95                     5.5%             4.5%              1.75%
1/13/95                    5.5              4.5               1.75
1/20/95                    5.5              4.5               1.75
1/27/95                    5.5              4.5               1.75
2/3/95                     6                4.5               1.75
2/10/95                    6                4.5               1.75
2/17/95                    6                4.5               1.75
2/24/95                    6                4.5               1.75
3/3/95                     6                4.5               1.75
3/10/95                    6                4.5               1.75
3/17/95                    6                4.5               1.75
3/24/95                    6                4.5               1.75
3/31/95                    6                4                 1.75
4/7/95                     6                4                 1.75
4/14/95                    6                4                 1
4/21/95                    6                4                 1
4/28/95                    6                4                 1
5/5/95                     6                4                 1
5/12/95                    6                4                 1
5/19/95                    6                4                 1
5/26/95                    6                4                 1
6/2/95                     6                4                 1
6/9/95                     6                4                 1
6/16/95                    6                4                 1
6/23/95                    6                4                 1
6/30/95                    6                4                 1
7/7/95                     5.75             4                 1
7/14/95                    5.75             4                 1
7/21/95                    5.75             4                 1
7/28/95                    5.75             4                 1
8/4/95                     5.75             4                 1
8/11/95                    5.75             4                 1
8/18/95                    5.75             4                 1
8/25/95                    5.75             3.5               1
9/1/95                     5.75             3.5               1
9/8/95                     5.75             3.5               0.5
9/15/95                    5.75             3.5               0.5
9/22/95                    5.75             3.5               0.5
9/29/95                    5.75             3.5               0.5
10/6/95                    5.75             3.5               0.5
10/13/95                   5.75             3.5               0.5
10/20/95                   5.75             3.5               0.5
10/27/95                   5.75             3.5               0.5
11/3/95                    5.75             3.5               0.5
11/10/95                   5.75             3.5               0.5
11/17/95                   5.75             3.5               0.5
11/24/95                   5.75             3.5               0.5
12/1/95                    5.75             3.5               0.5
12/8/95                    5.75             3.5               0.5
12/15/95                   5.75             3                 0.5
12/22/95                   5.5              3                 0.5
12/29/95                   5.5              3                 0.5

Source:  Bloomberg Financial Markets

                             PERFORMANCE INFORMATION
                      NAV AND AVERAGE ANNUAL TOTAL RETURNS
                       For Periods Ended November 30, 1995

    Net Asset Value Range              Average Annual Total Returns
     (12/1/94-11/30/95)      ------------------------------------------------
                             1 Year       3 Years     5 Years    Life of Fund
                             ------------------------------------------------
       $10.00-$11.70          20.12%         N/A         N/A       20.12%


The Fund commenced operations on December 1, 1994.

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 19.

PLEASE NOTE: Total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                           SEC PERFORMANCE COMPARISON
       Comparative Performance of $10,000 Invested on 12/1/94 in the Fund,
      in the S&P 500, in the Lehman Brothers, Inc. Aggregate Bond Index and
                      in the Three-Month U.S. Treasury Bill

[line graph]
[graph data]

              S&P 500       Bond Index         3-Month T-Bill        Fund

11/94        $10000        $10000             $10000                $10000
12/94         10148.3       10069              10045                 10163.7
1/95          10411.5       10268.4            10092.2               10264
2/95          10817.2       10512.8            10136.6               10504.8
3/95          11136.4       10576.9            10187.3               10745.7
4/95          11464.4       10725              10237.2               10937.6
5/95          11922.6       11140              10288.4               11281
6/95          12199.5       11221.3            10337.8               11361.9
7/95          12604.1       11196.6            10388.4               11545.2
8/95          12635.7       11332.1            10438.3               11535
9/95          13169         11442              10485.3               11738.8
10/95         13121.9       11590.8            10533.5               11697.7
11/95         13698         11764.7            10579.9               12005.6

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index over the life of the Fund. We have selected the Standard & Poor's 500 Stock Index (S&P 500) to be the comparative index for the Fund. Because the S&P 500 is made up exclusively of U.S. stocks and the Fund holds securities other than U.S. stocks, we have also included the Lehman Brothers, Inc. Aggregate Bond Index and the Three-Month U.S. Treasury Bill. The securities owned by the Fund and those composing the indexes are likely to be different, and any securities that the Fund and the indexes have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indexes.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indexes do not.

                             PERFORMANCE INFORMATION
                               PERFORMANCE REVIEW

The Fund completed its first year of operations on November 30, 1995, with a total return of 20.12%. The Fund's strong performance in its inaugural year was due mostly to sizable gains in U.S. stocks and bonds, which made up 65-75% of the Fund's portfolio during the one-year period. However, all of the investment markets in which the Fund invests posted positive returns during the period (see the chart below).

The Fund's 20.12% total return during the period was lower than the 25.08% average total return for the 151 funds in its peer group (the "Flexible Funds" category tracked by Lipper Analytical Services, an independent mutual fund ranking service). The Fund's lower return compared to the category average is due primarily to the Fund's conservative nature--the Fund holds a smaller percentage of stocks and a higher percentage of cash than many of its peers. As a result, when stocks have a big year (as they did in 1995), the Fund tends to underperform the category average.

Lipper's "Flexible Funds" category lumps together several different types of funds under its broad definition of "flexible." Whereas the Fund's asset mix remains within narrow ranges and changes gradually, some flexible funds are permitted to concentrate their entire portfolios in a single type of asset (e.g., 100% domestic stocks), and their portfolio managers can shift in and out of different assets at will.

                            Investment Market Returns
          Total Returns for the One-Year Period Ended November 30, 1995

U.S. STOCKS:         Standard & Poor's 500 Stock Index...............  36.98%

U.S. BONDS:          Salomon Brothers Broad
                     Investment Grade Bond Index.....................  17.81%

MONEY MARKET
SECURITIES:          Three-Month U.S. Treasury Bill..................   5.80%

FOREIGN STOCKS:      Morgan Stanley Europe Australia
                     Far East (EAFE) Index...........................   5.84%

FOREIGN BONDS:       J.P. Morgan Foreign Government Bond Index.......  19.66%

GOLD STOCKS:         Philadelphia Gold and Silver Index..............  19.03%


Sources: Bloomberg Financial Markets; Salomon Brothers, Inc.; J.P. Morgan Investment Management Inc.

                                ASSET ALLOCATION
                                 FUND ASSET MIX
                             As of November 30, 1995

[pie chart]
[graph data]

U.S. Stocks: 37.7%
Natural Resources -Linked Investments 3.0%
Foreign Bonds: 5.9%
Foreign Stocks: 6.8%
Money Market Securities: 13.5%
U.S. Bonds: 33.1%


                         COMPARISON TO NEUTRAL ASSET MIX

                              FUND AS OF          FUND AS OF       "NEUTRAL"
ASSET                          11/30/95             5/31/95       ASSET MIX*
------                       --------------       ----------      -----------
U.S. Stocks                       37.7%              34.0%           35.0%
U.S. Bonds                        33.1%              32.1%           35.0%
Money Market Securities           13.5%              17.9%           15.0%
Foreign Stocks                     6.8%               7.3%            6.0%
Foreign Bonds                      5.9%               5.7%            6.0%
Natural Resources                  3.0%               3.0%            3.0%
                                 -------            -------         ------
TOTALS                           100.0%             100.0%          100.0%

* See page 13 for more details about the Fund's neutral asset mix.

The Fund's asset mix may change over time.

                                ASSET ALLOCATION
                                 STRATEGY REVIEW
           by Jeff Tyler, Senior Vice President and Portfolio Manager

The Fund's asset allocation structure was fairly neutral at the beginning of 1995 (see the Fund's neutral asset mix on page 4), with the exception of an overweighted position in U.S. bonds. At that time, long-term U.S. bond yields were hovering around 8%, which we considered to be an excellent value compared to an inflation rate of 3%. We maintained this asset mix until April, when we sold off some of the Fund's U.S. bonds (which had appreciated in value as U.S. interest rates fell) and purchased foreign bonds.

In May, we rebalanced the Fund's portfolio back toward a neutral position. Rebalancing involves selling assets that have appreciated in value and buying assets that have lagged behind. Accordingly, we sold a portion of the Fund's U.S. stock and bond holdings, which had rallied substantially in the first half of the year, and shifted these assets into foreign stocks. In fact, we believed that the lagging performance of foreign stocks justified an overweighted position in these securities. In exchange, we chose to underweight U.S. bonds, largely because of uncertainty in the domestic bond market.

Although foreign stocks performed somewhat better in the second half of the year, their performance continued to trail the returns of domestic stocks. Fortunately, we added to the Fund's U.S. stock holdings in June and maintained an overweighted position in U.S. stocks during the last half of 1995. This asset allocation structure (overweighted U.S. and foreign stocks, underweighted U.S. bonds and money market securities) remained in place through the end of the year.

During the last six months of the year, we hedged the currency exposure of a portion of the Fund's foreign investments (see page 17 for a description of currency hedging). We hedged about 60% of the Fund's Japanese investments, which made up the Fund's largest single foreign currency position. This strategy enhanced the performance of the Fund's Japanese holdings in the second half of 1995 as the dollar strengthened against the Japanese currency (the yen). We also hedged about 35% of the Fund's German holdings, but this had little impact on the Fund's performance as the dollar remained steady against the German currency (the mark) over the last half of the year.

NOTE: THE MARKET SUMMARIES SECTION ON PAGES 8-10 PROVIDES A REVIEW OF THE PERFORMANCES OF THE VARIOUS INVESTMENT MARKETS MENTIONED ABOVE. IN ADDITION, THE MANAGEMENT DISCUSSION SECTION ON PAGES 11-12 ADDRESSES THE FUND'S ASSET ALLOCATION STRATEGY FOR THE FIRST HALF OF 1996.

                               PORTFOLIO SNAPSHOT
                               U.S. STOCKS--37.7%
                             As of November 30, 1995

                            Number of Companies: 152
                             Dividend Yield:*     2.15%
                          Price/Earnings Ratio:*  16.2

                                 TOP FIVE STOCKS

COMPANY                          % OF FUND'S U.S. STOCKS        % OF FUND
---------                        ----------------------        ----------
Exxon Corporation                         3.6%                    1.4%
Bristol Myers Squibb                      2.5%                    0.9%
Sprint Corporation                        2.5%                    0.9%
General Electric Company                  2.4%                    0.9%
Mobil Corporation                         2.3%                    0.9%

--------------------------------------------------------------------------------
                              FOREIGN STOCKS--6.8%
                             As of November 30, 1995

Number of Companies:                46
Dividend Yield:*                    2.40%
Price/Earnings Ratio:*              14.6

[pie chart]
[graph data]

Asia/Pacific:                       51.5%
Euorpe:                             48.5%

                                 TOP FIVE STOCKS

                               % OF FUND'S
COMPANY                         COUNTRY         FOREIGN STOCKS       % OF FUND
---------                       --------        --------------      ----------
Nestle SA                       Switzerland          5.2%              0.4%
Asahi Chemical Industries       Japan                5.1%              0.4%
Royal Dutch Petroleum           Netherlands          4.8%              0.3%
Toyota Motor Corporation        Japan                4.0%              0.3%
Mitsubishi Heavy Industries     Japan                3.9%              0.3%

--------------------------------------------------------------------------------
                   NATURAL RESOURCES-LINKED INVESTMENTS--3.0%
                             As of November 30, 1995

                            Number of Companies: 11

[pie chart]                   [pie chart]
[graph data]                  [graph data]

U.S.: 51.8%                   Gold Mining Stocks: 78.8%
Canada: 26.2%                 Other Mining Stocks: 21.2%
United Kingdom: 11.9%
South Africa: 5.5%
Ghana: 4.6%

* Defined on page 14.

The composition of the Fund's holdings may change over time.

                               PORTFOLIO SNAPSHOT
                                U.S. BONDS--33.1%
                             As of November 30, 1995

                         Number of Issues:    20
                         Average Maturity:+   6.90 years
                         Average Duration:+   4.34 years

                                  [pie chart]
                                  [graph data]

                       U.S. Treasury Notes:         41.8%
                       Mortgage-Backed Securities:  33.9%
                       Corporate Securities:        16.3%
                       U.S. Treasury Bonds:          8.0%

                  These security types are defined on page 15.

--------------------------------------------------------------------------------
                               FOREIGN BONDS--5.9%
                             As of November 30, 1995

                         Number of Issues:   12
                         Average Maturity:+  5.90 years
                         Average Duration:+  4.78 years

                                  [pie chart]
                                  [graph data]

                              Europe:        74.9%
                              Asia/Pacific:  25.1%

--------------------------------------------------------------------------------
                         MONEY MARKET SECURITIES--13.5%
                             As of November 30, 1995

                           Number of Issues:    5
                           Average Maturity:+   27 days

                                  [pie chart]
                                  [graph data]
                         Commercial Paper:         81.6%
                         Certificates of Deposit:  14.4%
                         Repurchase Agreements:     4.0%

                  These security types are defined on page 15.


+ Defined on page 16.

The composition of the Fund's holdings may change over time.

                                MARKET SUMMARIES
                            INVESTMENT MARKETS REVIEW
           by Jeff Tyler, Senior Vice President and Portfolio Manager

U.S. Stocks

During the fiscal year ended November 30, 1995, the U.S. stock market enjoyed its best rally in years. Most of the major stock indexes posted returns in excess of 30% and set new record highs during the year.

[line graph in left margin of page.  graph data described below]

U.S. stocks soared in the first half of the fiscal year as corporate earnings growth exceeded expectations. Strong U.S. economic growth in late 1994 translated into rising profits in early 1995. In particular, technology companies reported remarkable earnings growth, fueled by heavy demand for computers and other technology-related products.

In the second half of the fiscal year, corporate earnings reports provided fewer positive surprises, but increased cash flows into the market sustained the stock rally. Investors who had left the market following 1994's tepid stock performance shifted back into stocks. An increased focus on retirement planning for aging "baby boomers" also brought money into the stock market. This increased cash flow pushed stock prices higher.

Much of the cash that flowed into the stock market later in the year came from conservative investors, who put their money into large, reliable blue-chip stocks with steady earnings growth. This trend helped large-company stocks outperform small-company stocks during the fiscal year. The S&P 500, a broad index of large-capitalization U.S. stocks, had a total return of 36.98% during the year ended November 30, 1995, while the Russell 2000, a broad index of small-capitalization U.S. stocks, posted a total return of 28.45% over the same period (see the graph above).

Large companies also benefited from a weaker U.S. dollar, primarily with respect to European currencies. As the dollar's value declined, large U.S. companies with sizable foreign sales reaped additional profits as their foreign revenues translated into more dollars. In addition, many large companies increased their profitability through corporate restructuring and downsizing.

[graph data]

U.S. STOCKS:  $1 Invested in the S&P 500 and Russell 2000 Indexes
12/1/94-11/30/95

                  Russell 2000 Index        S&P 500 Index
11/94            $1                        $1
12/94             1.03                      1.01
1/95              1.01                      1.04
2/95              1.06                      1.08
3/95              1.07                      1.11
4/95              1.1                       1.15
5/95              1.12                      1.19
6/95              1.17                      1.22
7/95              1.24                      1.26
8/95              1.27                      1.26
9/95              1.29                      1.32
10/95             1.23                      1.31
11/95             1.28                      1.37

Source:  Ibbotson Associates

                                MARKET SUMMARIES
                            INVESTMENT MARKETS REVIEW
                       (Continued from the previous page)

U.S. Bonds

The U.S. bond market had one of its best years in a decade during the fiscal year ended November 30. Bonds were the biggest benefactor of the "soft landing" (slow, steady economic growth and low inflation) engineered by the Federal Reserve. The Fed was so successful in slowing the economy that it lowered short-term interest rates in July, and the possibility of further interest rate cuts sent bond yields lower and bond prices higher. Optimism about the federal government's efforts to balance the federal budget also contributed to the bond market rally.

[line graph in right margin of page. graph data described below]

The 1995 bond rally led to a significant change in the level and shape of the U.S. Treasury yield curve (see the accompanying graph). As the entire yield curve shifted lower during the fiscal year, the short-term portion of the yield curve (1-5 years) flattened dramatically. By November 30, expectations of another interest rate cut by the Fed caused the one-year Treasury bill to have a higher yield than the two-year Treasury note. The remainder of the Treasury yield curve (5-30 years) steepened during the fiscal year.

With interest rates falling across the board, bonds with longer maturities posted the best returns. The 30-year Treasury bond yield fell from 8.02% to 6.13% during the fiscal year, resulting in a total return of 32%. Short- and intermediate-term bonds, especially those with maturities of 2-5 years, also performed well. This maturity sector benefited from increased foreign demand, particularly from Japanese investors looking for higher-yielding alternatives to the historically low rates in Japan.

Money Market Securities

U.S. money market yields declined during the fiscal year. Yields were as high as 6% in early 1995, but the Fed's interest rate cut in early July brought money market rates down to 5.5%. Money market yields continued to fall steadily during the remainder of the fiscal year as the market reflected expectations that the Fed would lower short-term rates again (the Fed obliged with a rate cut in mid-December).

[graph data]

U.S. BONDS:  The Shifting Treasury Yield Curve

Years to
Maturity         11/30/94          5/31/95          11/30/95

"1"               6.93%             5.792%           5.353%
"2"               7.447             5.839            5.35
"3"               7.631             5.907            5.402
                  7.7175            5.98             5.463
"5"               7.804             6.052            5.524
                  7.827             6.091            5.562
"7"               7.85              6.13             5.6
                  7.8733            6.18             5.649
                  7.8967            6.23             5.699
"10"              7.92              6.28             5.748
                  7.9249            6.298            5.767
                  7.9297            6.317            5.787
                  7.9346            6.335            5.806
                  7.9394            6.354            5.825
"15"              7.9443            6.372            5.845
                  7.9491            6.39             5.864
                  7.954             6.409            5.883
                  7.9588            6.427            5.902
                  7.9637            6.446            5.922
"20"              7.9685            6.464            5.941
                  7.9734            6.482            5.96
                  7.9782            6.501            5.98
                  7.9831            6.519            5.999
                  7.9879            6.538            6.018
"25"              7.9928            6.556            6.038
                  7.9976            6.574            6.057
                  8.0025            6.593            6.076
                  8.0073            6.611            6.095
                  8.0122            6.63             6.115
"30"              8.017             6.648            6.134

Source:  Bloomberg Financial Markets

                                MARKET SUMMARIES
                            INVESTMENT MARKETS REVIEW
                       (Continued from the previous page)

Foreign Stocks

During the fiscal year ended November 30, foreign stock markets posted mixed results. Despite slowing economic growth, European stock markets averaged a return of more than 10% during the fiscal year. Like the U.S. market, the best-performing European stock markets (Switzerland, Ireland, Sweden) were driven by declining interest rates, low inflation levels and strong corporate earnings. The Japanese stock market experienced dramatic losses in the first half of the year but eventually rebounded to post narrow gains overall.

[line graph in left margin of page.  graph data described below]

Volatility was the common factor in the "emerging" markets in Asia and Latin America. Most were battered early in the year after a currency devaluation in Mexico caused investors to run for the exits. Some of these markets, such as those in Venezuela and Peru, bounced back to record strong gains during the year, while others, such as Taiwan, continued to languish.

For U.S. investors, currency values played a crucial role in international stock returns. The U.S. dollar's decline against the German mark (see the accompanying graph) and other European currencies enhanced returns from these markets. For example, the 20% gain in the Swiss stock market converted to a 33% gain in dollar terms. The dollar's value fluctuated dramatically against the Japanese yen (see the graph) and ultimately had a slightly negative impact on returns from Japanese stocks.

Foreign Bonds

The decline in global interest rates led to strong performances in the world's bond markets. Slowing global economic growth and interest rate cuts by many central banks led to falling bond yields and rising bond prices. Japanese bond yields, which were already at historically low levels, continued to fall in 1995 as Japan's recession persisted. In Europe, efforts to reduce government budget deficits helped boost bond prices.

European bond returns were enhanced by the U.S. dollar's decline relative to most European currencies, but currency fluctuations had little overall impact on Japanese bond returns.

[graph data]

U.S. Dollar Priced in Yen and Deutschemarks 12/94-11/95

                   DM/$ (left scale)                        Yen/$ (right scale)
12/2/94           1.555                      12/2/94        99.78
12/9/94           1.582                      12/9/94        100.45
12/16/94          1.572                      12/16/94       100.28
12/23/94          1.575                      12/23/94       100.16
12/30/94          1.555                      12/30/94       99.8
1/6/95            1.551                      1/6/95         101.05
1/13/95           1.529                      1/13/95        98.8
1/20/95           1.515                      1/20/95        99.28
1/27/95           1.515                      1/27/95        99.47
2/3/95            1.519                      2/3/95         99.57
2/10/95           1.528                      2/10/95        98.94
2/17/95           1.484                      2/17/95        97.3
2/24/95           1.47                       2/24/95        96.98
3/3/95            1.449                      3/3/95         95.05
3/10/95           1.402                      3/10/95        91.1
3/17/95           1.386                      3/17/95        89.29
3/24/95           1.406                      3/24/95        88.35
3/31/95           1.379                      3/31/95        87.05
4/7/95            1.377                      4/7/95         84.15
4/14/95           1.4                        4/14/95        83.32
4/21/95           1.386                      4/21/95        83.6
4/28/95           1.376                      4/28/95        84.15
5/5/95            1.374                      5/5/95         83.85
5/12/95           1.45                       5/12/95        86.85
5/19/95           1.442                      5/19/95        86.83
5/26/95           1.389                      5/26/95        84.18
6/2/95            1.408                      6/2/95         84.66
6/9/95            1.408                      6/9/95         84.7
6/16/95           1.406                      6/16/95        84.55
6/23/95           1.395                      6/23/95        84.52
6/30/95           1.385                      6/30/95        84.79
7/7/95            1.388                      7/7/95         85.99
7/14/95           1.39                       7/14/95        87.48
7/21/95           1.386                      7/21/95        87.48
7/28/95           1.386                      7/28/95        88.55
8/4/95            1.395                      8/4/95         91.04
8/11/95           1.43                       8/11/95        93.65
8/18/95           1.474                      8/18/95        97.55
8/25/95           1.477                      8/25/95        96.65
9/1/95            1.467                      9/1/95         97.55
9/8/95            1.488                      9/8/95         99.97
9/15/95           1.49                       9/15/95        103.55
9/22/95           1.429                      9/22/95        99.83
9/29/95           1.418                      9/29/95        98.25
10/6/95           1.422                      10/6/95        99.95
10/13/95          1.419                      10/13/95       100.15
10/20/95          1.41                       10/20/95       100.51
10/27/95          1.393                      10/27/95       101.3
11/3/95           1.425                      11/3/95        103.96
11/10/95          1.412                      11/10/95       100.45
11/17/95          1.405                      11/17/95       101.97
11/24/95          1.413                      11/24/95       101.15

Source:  Bloomberg Financial Markets

                              MANAGEMENT DISCUSSION
                              QUESTIONS AND ANSWERS
          with Jeff Tyler, Senior Vice President and Portfolio Manager

Q:       What is your asset allocation strategy for the first half of 1996?

A: For now, we plan to maintain the Fund's current structure--overweighted in stocks (both foreign and domestic), neutral in foreign bonds, and underweighted in U.S. bonds and cash. Over the next few months, though, we will look to reduce the Fund's U.S. stock exposure and add more foreign stocks.

Q: Sounds like you intend to take profits from the 1995 U.S. stock rally. Are you planning to underweight U.S. stocks in anticipation of a correction?

A: I don't think we'll go that far. Despite the big gains in 1995, we believe that there are still some good values to be found among domestic stocks. In addition, economic conditions in the U.S. are still favorable for stocks--economic growth is moderate, inflation is low and interest rates are declining.

         That being said, we do have some reservations about U.S. stock market earnings in 1996. Declines in consumer spending, most recently evident in the 1995 holiday shopping season, could have an adverse effect on retail profits. In addition, intense competition has forced many businesses to absorb rising production costs, and this may eventually reduce their profit margins. Because of the increased likelihood of earnings disappointments going forward, we will look to gradually reduce the Fund's U.S. stock holdings over the next six months.

Q: You said that you plan to shift these assets into foreign stocks. Why are you adding to an already overweighted position in foreign stocks?

A: We think that the best investment opportunities for 1996 are in overseas stock markets, especially those in southeast Asia and the Pacific Rim. In 1995, many Asian markets suffered after the financial crisis in Mexico scared investors away from all "emerging markets." But this region has experienced the strongest economic growth in the world in recent years, and this should lead to strong corporate earnings. We are focusing on selected stocks in Singapore and Malaysia, as well as more established markets such as Hong Kong. Even the Japanese stock market is attractively valued if its economy gets back on track.

         We also like European stocks, which should benefit from central bank efforts to stimulate economic growth. Historically, an accommodative interest rate policy has been favorable for stocks--it lowers corporate borrowing rates and encourages consumer spending.

                             MANAGEMENT DISCUSSION
                              QUESTIONS AND ANSWERS
                       (Continued from the previous page)

Q:       Will this accommodative shift also be good for European bonds?

A: We think so--that's why the Fund's foreign bond holdings are primarily concentrated in Europe (see page 7). European bonds should also benefit from the progress that many European governments have made toward reducing their budget deficits. Unfortunately, the good news in Europe is offset by unfavorable scenarios in other global fixed-income markets. In Japan, bond yields are at historical lows, providing minimal income and little potential for price appreciation.

Q: In the Asset Allocation Strategy Review (see page 5), you said that you hedged the currency exposure of some of the Fund's foreign investments over the past six months. Do you intend to continue this practice in 1996?

A: Yes, we expect to continue hedging a portion of the Fund's Japanese and German investments (see page 17 for a description of currency hedging). Our current decision to hedge these currencies has more to do with interest rate differences than our expectations for the U.S. dollar. Because of higher interest rates in the U.S., we earn 5% to hedge against the Japanese yen and 2% to hedge against the German mark. This extra return makes it worthwhile for us to hedge these investments--and thereby reduce the Fund's currency risk--even if we're uncertain about future exchange rates.

Q: The Fund's main underweighted position is in U.S. bonds. Shouldn't domestic bonds, like those in Europe, benefit from a shift toward accommodative interest rate policy?

A: The Federal Reserve is not necessarily moving toward a stimulative posture. The European central banks lowered interest rates in 1995 to revitalize a derailed economic recovery; the Fed, on the other hand, lowered rates to fine-tune and maintain an already successful recovery. With its two interest rate cuts in 1995, the Fed may have already lowered rates enough to keep the U.S. economy percolating along at a healthy pace. Corporate and mortgage borrowing rates may even be low enough to spark additional economic growth.

         We're also cautious about U.S. bonds because of some lingering uncertainty in the various bond sectors. While mortgage-backed securities offer attractive yields relative to Treasuries, corporate bond yields are barely higher than Treasury yields, leaving investors with little compensation for the additional credit risk. And further gains in the Treasury market are dependent upon a successful conclusion to the federal budget impasse--a conclusion that is far from certain.

                             INVESTMENT FUNDAMENTALS
                             ASSET ALLOCATION BASICS

Diversification

One of the most important components of any investment strategy is diversification--distributing your financial assets among investments that respond differently to market events. Diversification enables you to pursue multiple investment goals while helping to balance risk and return. Over the long term, a diversified portfolio has the potential to produce competitive returns with less risk than a portfolio concentrated in one or two types of investments.

The Fund was created to provide a convenient and conservative way to diversify an investment portfolio. Investors who do not have the time or inclination to build a diversified portfolio on their own can use the Fund as a "one-stop" diversification source. Investors who do have the time and inclination can use the Fund as a base investment in constructing their own diversified portfolios.

The Fund's "Neutral" Asset Mix

The Fund has a conservative "neutral" asset mix (see the graph below) that represents the Fund's general diversification strategy over the long term. The Fund's assets are distributed primarily among three core investments--U.S. stocks, U.S. bonds and money market securities--which make up 85% of the Fund's neutral portfolio. The remainder of the Fund's assets are invested in "diversifiers"--foreign stocks, foreign bonds and natural resources stocks--to hedge against inflation and declines in the U.S. dollar.

Based on this neutral portfolio, we have the flexibility to gradually adjust the Fund's holdings as market and economic conditions change. The key word here is gradually--we do not make frequent or drastic changes to the Fund's portfolio. This gradual approach enables us to respond to changing market conditions while keeping Fund transactions to a minimum.

Key decisions relating to the Fund's asset allocation strategy are made by an asset allocation committee, whose members include Jim Benham, Randy Merk and several senior executives and Benham fund managers. This committee meets each month to review the Fund manager's recommended asset allocation structure.

[pie chart]
U.S. Stocks: 35%                         Foreign Stocks
  (operating range: 25-45%)              and Bonds: 12%
U.S. Bonds: 35%                            (operating range: 5-25%)
  (operating range: 25-45%)              Natural Resources-
Money Market                             Linked Investments: 3%
Securities: 15%                            (operating range: 0-10%)
  (operating range: 10-25%)

                             INVESTMENT FUNDAMENTALS
                       STOCK TERMS AND MANAGEMENT APPROACH

Stock Definitions

Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

Price/Earnings (P/E) Ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

Stock Management Approach

We select U.S. and foreign stocks for the Fund using the active quantitative approach employed by the Benham equity funds. Starting with a benchmark index (see below for the domestic and foreign stock indexes used by the Fund), we construct a stock portfolio that is intended to provide the highest expected return with the least amount of deviation from the benchmark index.

We review various stocks and give each a "score" based on its expected performance. Our evaluation assesses past and future earnings growth as well as relative price. After we've given each stock a score, we employ a process called portfolio optimization--a computer program modifies each stock's score based on risk and diversification factors and then creates an "optimal" portfolio of stocks. Each stock in this portfolio then undergoes a rigorous quality check by our stock analysts before it is purchased by the Fund.

Stock Indexes

The following stock indexes are used as benchmarks in the U.S. and foreign stock portions of the Fund's portfolio:

U.S. STOCKS: Standard & Poor's 500 Index (S&P 500)--consists of the 500 largest companies traded on the New York Stock Exchange. Although the S&P 500 represents less than 10% of all U.S. stocks, these 500 companies make up approximately 80% of the total market capitalization of the U.S. stock market. The S&P 500 is considered to be a broad measure of overall U.S. stock market performance and is commonly used as a benchmark for the performance of individual U.S. stocks and domestic stock mutual funds.

FOREIGN STOCKS: Morgan Stanley Europe Australia Far East (EAFE) Index--consists of 1,600 stocks in 20 countries. The EAFE Index is concentrated in the stock markets of developed countries; it does not include most "emerging markets." The EAFE Index is considered to be a broad measure of international stock performance, and it is calculated in both local currencies and in U.S. dollars.

FOR MORE INFORMATION ABOUT THE FUND'S FOREIGN HOLDINGS, SEE PAGE 17.

                             INVESTMENT FUNDAMENTALS
                           FIXED-INCOME SECURITY TYPES

The following list of fixed-income security types includes both bonds and money market securities.

CORPORATE SECURITIES--debt securities or instruments issued by companies and corporations. Short-term corporate securities or instruments (e.g., commercial paper, banker's acceptances) are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities (e.g., corporate bonds) are typically issued to finance capital expenditures such as new plant construction or equipment purchases. The Fund may purchase corporate bonds from both domestic and foreign companies.

FOREIGN GOVERNMENT SECURITIES--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship. (See page 17 for more details relating to foreign securities.)

MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that securitized the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

REPURCHASE AGREEMENTS (REPOS)--short-term agreements in which the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The Fund typically invests in repos backed by U.S. Treasury securities.

U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Student Loan Marketing Association). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than ten years).

                             INVESTMENT FUNDAMENTALS
                        FIXED-INCOME SENSITIVITY MEASURES

Duration

Duration measures the price sensitivity of a bond or bond portfolio to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond portfolio if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, suppose a short-term bond's duration is 1.9 years, while a long-term bond's duration is
7.9 years. If interest rates were to rise by 100 basis points, the price of the short-term bond would be expected to decline by 1.9%, while the long-term bond's price would decline by 7.9%. Conversely, if interest rates were to fall by 100 basis points, the price of the short-term bond would be expected to increase by 1.9%, while the long-term bond's price would increase by 7.9%.

As this example illustrates, the longer the duration, the more bond or bond portfolio prices move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

Average duration is the weighted average of all durations in a bond portfolio.


Average Maturity

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                             INVESTMENT FUNDAMENTALS
                               FOREIGN INVESTMENTS

Currency Fluctuations

The total returns of the Fund's foreign holdings are affected by currency fluctuations--the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when income, gains and losses from foreign securities are converted into U.S. dollars.

Changing currency values may have a greater effect on the total returns of the Fund's foreign holdings than changing interest rates and security prices. A stronger U.S. dollar typically reduces the Fund's returns from its foreign holdings (gains earned in foreign currencies translate into fewer dollars), while a weaker dollar enhances the Fund's returns from its foreign holdings (gains earned in foreign currencies translate into more dollars).

Currency Hedges

Currency hedging is an investment strategy designed to reduce or eliminate the effects of currency fluctuations on foreign stock and bond returns. Because a weaker U.S. dollar enhances returns from foreign holdings, currency hedging is typically used to offset currency losses when the dollar is strengthening. Hedging can also be used to simply create a "pure play" on foreign securities.

For the Fund, currency hedges typically involve forward currency contracts that allow the Fund to lock in a specific exchange rate. Although the Fund is permitted to hedge as much as 100% of its foreign holdings, it generally will not do so--one of the main purposes of the Fund's foreign assets is to diversify a portion of the Fund's portfolio out of U.S.
dollar-denominated investments.

The Fund's Exposure to Foreign Currencies

As of November 30, 1995, the Fund owned securities denominated in 19 different foreign currencies. The Fund's ten largest currency positions (as of November 30, 1995) are listed below.

COUNTRY                                                 % OF FUND
Japan (yen)................................................3.6%
Germany (deutschemark).....................................1.8%
United Kingdom (pound).....................................1.3%
France (franc).............................................1.1%
Denmark (krone)............................................1.1%
Canada (dollar)............................................0.8%
Italy (lira)...............................................0.8%
Netherlands (guilder)......................................0.6%
Australia (dollar).........................................0.5%
Spain (peseta).............................................0.4%

INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
Benham Manager Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investment securities, of Benham Capital Manager Fund constituting Benham Manager Funds as of November 30, 1995, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Benham Capital Manager Fund as of November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

San Francisco, California
January 5, 1996

                                                   BENHAM MANAGER FUNDS
                                                Benham Capital Manager Fund
                                                   FINANCIAL HIGHLIGHTS
                            For a Share Outstanding Throughout the Year Ended November 30, 1995

PER SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING OF PERIOD ...............................................................   $    10.00
  Income from Investment Operations
  Net Investment Income ..............................................................................          .36
  Net Realized and Unrealized Gains on Investments and Foreign Currency Contracts and Transactions ...         1.62
                                                                                                         ----------
   Total Income from Investment Operations ...........................................................         1.98
                                                                                                         ----------
  Less Distributions
  Dividends from Net Investment Income ...............................................................         (.28)
  Distributions from Net Realized Gains on Investments and Foreign Currency Contracts and Transactions            0
                                                                                                         ----------
   Total Distributions ...............................................................................         (.28)
                                                                                                         ----------
NET ASSET VALUE AT END OF PERIOD .....................................................................   $    11.70
                                                                                                         ==========
TOTAL RETURN* ........................................................................................        20.12%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars) ................................................   $   51,157
Ratio of Expenses to Average Daily Net Assets ........................................................         1.01%**
Ratio of Net Investment Income to Average Daily Net Assets ...........................................         3.70%**
Portfolio Turnover Rate ..............................................................................          100%

-------------------
*  The total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
** The ratios include expenses paid through expense offset arrangements.

  See the accompanying notes to financial statements.


                                                   BENHAM MANAGER FUNDS
                                                Benham Capital Manager Fund
                                            STATEMENT OF ASSETS AND LIABILITIES

                                                    NOVEMBER 30, 1995
ASSETS
  Investment securities at value (cost $48,126,725) (Notes 1 and 4) .......................................   $51,192,709
  Cash ....................................................................................................           269
  Cash denominated in foreign currency (cost $23,695) .....................................................        22,905
  Interest receivable .....................................................................................       253,794
  Dividends receivable ....................................................................................        66,168
  Receivables for securities sold .........................................................................       240,365
  Net unrealized appreciation on forward foreign currency exchange contracts held, at value (Notes 1 and 5)        87,085
  Prepaid expenses ........................................................................................        67,850
  Receivables for fund shares sold ........................................................................        31,389
                                                                                                              -----------
    Total assets ..........................................................................................    51,962,534
                                                                                                              -----------
LIABILITIES
Payable for securities purchased ..........................................................................       689,622
Payable for fund shares redeemed ..........................................................................         4,466
Payable to affiliates (Note 2) ............................................................................        30,667
Accrued expenses and other liabilities (Note 2)............................................................        81,249
                                                                                                              -----------
  Total liabilities .......................................................................................       806,004
                                                                                                              -----------
NET ASSETS.................................................................................................   $51,156,530
                                                                                                              ===========
Net assets consist of:
  Capital paid in .........................................................................................    46,677,031
  Undistributed net investment income .....................................................................       326,266
  Undistributed net realized gain from:
    Investments .................................................................................   926,827
    Foreign currency and futures contracts and transactions .....................................    75,978     1,002,805
                                                                                                 ----------
  Net unrealized appreciation on:
    Investments ................................................................................. 3,065,984
    Foreign currency contracts and transactions .................................................    84,444     3,150,428
                                                                                                -----------   -----------
Net assets ................................................................................................   $51,156,530
                                                                                                              ===========
Net asset value, offering price and redemption price per share based on 4,374,062 shares of beneficial interest
  outstanding (unlimited number of shares authorized) .....................................................   $     11.70
                                                                                                              ===========
-------------------
See the accompanying notes to financial statements.

                                                   BENHAM MANAGER FUNDS
                                                Benham Capital Manager Fund
                                                  STATEMENT OF OPERATIONS
                                           For the Year Ended November 30, 1995
INVESTMENT INCOME
  Interest ........................................................................................   $ 1,147,056
  Dividends (Net of $9,909 of foreign taxes withheld) .............................................       342,154
                                                                                                      -----------
    Total income ..................................................................................     1,489,210
                                                                                                      -----------
EXPENSES (NOTE 2)
  Investment advisory fees ........................................................................       205,950
  Administrative fees .............................................................................        29,031
  Transfer agency fees ............................................................................        59,873
  Printing and postage ............................................................................        16,391
  Custodian fees ..................................................................................        68,548
  Auditing and legal fees .........................................................................        37,579
  Registration and filing fees ....................................................................        45,872
  Directors' fees and expenses ....................................................................        15,316
  Organizational expenses .........................................................................        16,598
  Telephone expenses ..............................................................................         7,717
  Other operating expenses ........................................................................           240
                                                                                                      -----------
    Total expenses ................................................................................       503,115
  Custodial earnings credits (Note 6) .............................................................        (2,957)
  Amount waived (Note 2) ..........................................................................      (183,426)
                                                                                                      -----------
    Net expenses ..................................................................................       316,732
                                                                                                      -----------
      Net investment income .......................................................................     1,172,478
                                                                                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY CONTRACTS AND
TRANSACTIONS (NOTES 1, 4 AND 5) Net realized gain:
  Investments .......................................................................      926,827
  Foreign currency and futures contracts and transactions ...........................       75,978      1,002,805
                                                                                        ----------
Net unrealized appreciation for the period:
  Investments .......................................................................    3,065,984
  Foreign currency contracts and transactions .......................................       84,444      3,150,428
                                                                                       -----------    -----------
    Net realized and unrealized gain on investments and foreign currency contracts and transactions     4,153,233
                                                                                                      -----------
Net increase in net assets resulting from operations ..............................................   $ 5,325,711
                                                                                                      ===========

-------------------
See the accompanying notes to financial statements.

                                                   BENHAM MANAGER FUNDS
                                                Benham Capital Manager Fund
                                            STATEMENT OF CHANGES IN NET ASSETS
                                           For the Year Ended November 30, 1995
FROM INVESTMENT ACTIVITIES:
  Net investment income ....................................................................   $  1,172,478
  Net realized gain on investments and foreign currency contracts and transactions .........      1,002,805
  Net unrealized appreciation of investments and foreign currency contracts and transactions      3,150,428
                                                                                               ------------
   Change in net assets derived from investment activities .................................      5,325,711
                                                                                               ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................................................       (846,212)
  Net realized gain on investments and foreign currency contracts and transactions .........              0
                                                                                               ------------
   Total distributions to shareholders .....................................................       (846,212)
                                                                                               ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from sales of shares ............................................................     62,385,736
  Net asset value of dividends reinvested ..................................................        801,795
  Cost of shares redeemed ..................................................................    (16,610,500)
                                                                                               ------------
   Change in net assets derived from capital share transactions ............................     46,577,031
                                                                                               ------------
   Net increase in net assets ..............................................................     51,056,530

NET ASSETS:
  Beginning of period ......................................................................        100,000
                                                                                               ------------
  End of  period (Including undistributed net investment income of $326,266) ...............   $ 51,156,530
                                                                                               ============
-------------------
See the accompanying notes to financial statements.

BENHAM CAPITAL MANAGER FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995

(1)   SIGNIFICANT ACCOUNTING POLICIES

Benham Capital Manager Fund (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. It is currently the sole Fund of Benham Manager Funds. The Fund commenced operations on December 1, 1994. Significant accounting policies followed by the Fund are summarized below.

VALUATION OF INVESTMENT SECURITIES--Investment securities, both foreign and domestic, are valued at market as provided by an independent pricing service. The pricing service values equity securities at the closing price on their primary exchange and fixed- income securities at the closing price in the principal market where they are traded. Prices of non-U.S. dollar denominated securities are converted into U.S. dollars on a daily basis using the New York Stock Exchange closing exchange rates. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board of trustees. Debt obligations with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value. Security transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses from security transactions are determined on the basis of identified cost.

INCOME TAXES--The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By complying with these provisions, the Fund will not be subject to federal income or California franchise taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

Net realized gain (loss) on investments and foreign currency contracts and transactions differ for financial statement and tax purposes primarily because of the reclassification of foreign exchange gains (or losses) to ordinary income. The character of distributions made during the year from net investment income or net realized gains for financial statement purposes may, therefore, differ from their ultimate characterizations for federal income tax purposes.

Due to the timing of dividend distributions and the differences in accounting for gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

SHARE VALUATION--The Fund's net asset value per share is computed by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. Net asset values fluctuate daily in response to changes in the market value of investments and foreign currency translations.

INVESTMENT INCOME AND SHAREHOLDER DISTRIBUTIONS--Dividend income from investment securities is recorded on the ex-dividend date. Interest income, including amortization on a yield to maturity basis of bond discounts and premiums, and Fund expenses are accrued daily. The Fund distributes dividends, if any, quarterly. The Fund distributes net realized gains, if any, once per year. Distributions may be paid in cash or reinvested as additional shares.

FOREIGN CURRENCY TRANSLATIONS--The functional currency of the Fund is the U.S. dollar. Foreign-currency-denominated assets and liabilities are translated into U.S. dollars at current exchange rates each day the Fund is open for business. Purchases and sales of securities and income and expenses are translated into U.S. dollars at prevailing exchange rates on the dates these transactions occur.

Net realized gains of foreign currency and futures contracts and transactions represent net foreign exchange gains and losses from sales and maturities of foreign securities and currency transactions, forward foreign currency exchange contracts, exchange gains or losses realized between the trade and settlement dates on foreign security transactions, exchange gains or losses on the amounts of interest accrued on the Fund's books and the U.S. dollar equivalent amounts actually received or paid on gains and losses from futures contracts.

Net unrealized currency gains and losses from valuing foreign-currency-denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currency contracts and transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. In connection with purchases and sales of Fund securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts. Additionally, the Fund may enter into contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to increase or shift its exposure to a currency other than U.S. dollars. These hedging strategies, while reducing exchange rate risk, will also reduce the potential for share price appreciation in the event the hedged currency increases in value. Certain risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms prescribed. Contracts are recorded at market value, which fluctuates with changes in currency exchange rates. When the contracts are closed, realized gains and losses arising from the difference between the original contracts and the closing of such contracts are included in net realized gain (loss) on foreign currency contracts and transactions. Since the economics of entering into offsetting contracts with the same settlement date effectively closes a portion of the existing open contracts, purchase and sale contracts with the same counterparty are presented net in Note 5 to the financial statements. The Fund does not enter into forward contracts or maintain a net exposure to forward contracts when the value of the contract would obligate the Fund to deliver an amount of a currency in excess of the value of its securities or other assets denominated in that currency.

ORGANIZATION COSTS--Costs incurred by the Fund in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending November 1999.

(2)   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. The Fund pays BMC a monthly investment advisory fee equal to the following annual percentages of the Fund's average daily net assets.

       0.65% of the first $100 million
       0.60% of the next $100 million
       0.55% of the next $100 million
       0.50% of the next $100 million
       0.45% of the next $100 million
       0.37% of the next $1 billion
       0.34% of the next $1 billion
       0.31% of the next $1 billion
       0.30% of the next $1 billion
       0.29% of the next $1 billion
       0.28% of the next $1 billion
       0.27% of the net assets over $6.5 billion

BMC provides the Fund with all investment advice. Twentieth Century Services, Inc. pays all compensation of Trust officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

The Fund has an administrative services and transfer agency agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides administrative service and transfer agency functions necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group.

The Fund has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding extraordinary expenses such as brokerage commissions and taxes and including expense offset arrangements) to 1.00% of the Fund's average daily net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate will be up for renewal in June 1996.

The payables to affiliates as of November 30, 1995, based on the above agreements were as follows:

Investment Advisor............................................       $15,453
Administrative Services.......................................         3,925
Transfer Agent................................................        11,289
                                                                   ---------
                                                                     $30,667
                                                                   =========

The Fund has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Fund's shares. BDI is a wholly owned subsidiary of TCC.

(3)   SHARE TRANSACTIONS

Share transactions for the period ended November 30, 1995:

Shares sold...................................................     5,827,372
Reinvestment of dividends.....................................        71,953
                                                                   ---------
                                                                   5,899,325
Less shares redeemed..........................................    (1,535,263)
                                                                   ---------
Net increase in shares........................................     4,364,062
                                                                   =========

(4)   INVESTMENT SECURITIES--PURCHASES, SALES AND/OR MATURITIES

Purchases and sales of investment securities (at cost), excluding short-term securities, for the year ended November 30, 1995, were as follows:

Purchases..................................................      $67,345,886
                                                                  ==========
Sales proceeds.............................................      $27,013,573
                                                                  ==========

As of November 30, 1995, unrealized appreciation (depreciation) on investment securities was as follows:

Appreciated securities.....................................     $  3,501,205
Depreciated securities.....................................     $   (435,221)
                                                                  ----------
Net unrealized appreciation................................     $  3,065,984
                                                                  ==========

For financial reporting and federal income tax purposes, the cost of securities is the same.

(5)   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT COMMITMENTS

As of November 30, 1995, the Fund had entered into the following forward foreign currency exchange contracts. Net unrealized appreciation of $87,085 is shown on these contracts as an asset on the statement of assets and liabilities and is reflected as net unrealized appreciation on forward foreign currency exchange contracts.

           CURRENCY TO BE                            CURRENCY TO BE
             DELIVERED                                  RECEIVED
------------------------------------       --------------------------------
                                                                                                  NET UNREALIZED
                                                                                                   APPRECIATION
                                                                                 SETTLEMENT       (DEPRECIATION)
               AMOUNT      US$ VALUE                AMOUNT        US$ VALUE        DATE                (US$)
           -----------     ---------               ---------      ---------       --------       ---------------
DM             500,000      $347,029       US$       357,142       $357,142       02/13/96         $  10,113
DM             500,000       347,145       US$       338,387        338,387       02/20/96            (8,758)
JP(Y)      110,000,000     1,093,402       US$     1,179,132      1,179,132       02/13/96            85,730
                           ---------                              ---------                         --------
                          $1,787,576                             $1,874,661                        $  87,085
                           =========                              =========                         ========

(6)   EXPENSE OFFSET ARRANGEMENTS

The Fund's Statement of Operations reflects custodial earnings credits. This amount is used to offset the custody fees payable by the Fund to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. The ratio of expenses to average daily net assets shown in the Financial Highlights is calculated as if these credits had not been earned.

                           BENHAM CAPITAL MANAGER FUND
                        Schedule of Investment Securities
                                November 30, 1995

                                                                  VALUE
                                                      SHARES    (NOTE 1)
                                                     --------   --------
U.S. EQUITY SECURITIES (STOCKS)
AEROSPACE & DEFENSE -- 0.9%
Litton Industries, Inc.* ...........................    2,000   $ 89,750
Lockheed Martin Corporation ........................    1,800    132,075
McDonnell Douglas Corporation ......................      900     80,213
Rockwell International Corporation .................      500     24,500
United Technologies Corporation ....................    1,400    131,250
                                                                --------
                                                                 457,788
                                                                --------
AIRLINES -- 0.6%
AMR Corporation Delaware* ..........................    1,800    137,925
Delta Airlines, Inc. ...............................    2,200    170,775
                                                                --------
                                                                 308,700
                                                                --------
AUTOMOBILES & AUTO PARTS -- 0.1%
General Motors Corporation .........................      700     33,950
                                                                --------

BUSINESS SERVICES & SUPPLIES -- 0.3%
CDI Corporation* ...................................    4,400     81,400
Manpower, Inc. .....................................    3,500     93,625
                                                                --------
                                                                 175,025
                                                                --------
CHEMICALS & RESINS -- 1.9%
Dow Chemical Company ...............................    4,700    333,113
Du Pont E. I. de Nemours ...........................    3,000    199,500
Eastman Chemical Company ...........................    1,200     78,750
Imperial Chemical Industries Plc-ADR................    1,600     74,800
Monsanto Company ...................................    1,800    206,100
Morton International, Inc. .........................    2,800     96,950
                                                                --------
                                                                 989,213
                                                                --------
COMPUTER PERIPHERALS -- 0.1%
Conner Peripherals, Inc.* ..........................    1,900     42,988
                                                                --------

                                                                VALUE
U.S. EQUITY SECURITIES (STOCKS) (CONTINUED)           SHARES   (NOTE 1)
                                                    ---------  ---------
COMPUTER SOFTWARE & SERVICES -- 0.8%
Autodesk Incorporated ..............................    2,500   $ 88,125
Computer Associates International, Inc. ............      300     19,650
Microsoft Corporation* .............................    3,000    261,375
Sterling Software, Inc.* ...........................      800     47,200
                                                                --------
                                                                 416,350
                                                                --------
COMPUTER SYSTEMS -- 1.0%
Compaq Computer Corporation* .......................    1,600     79,200
Digital Equipment Corporation* .....................    1,200     70,650
International Business Machines ....................    2,800    270,550
Sun Microsystems, Inc.* ............................    1,000     84,125
                                                                --------
                                                                 504,525
                                                                --------
CONSUMER PRODUCTS -- 0.4%
Nike, Inc. .........................................      700     40,600
Proctor & Gamble Company ...........................    2,000    172,750
                                                                --------
                                                                 213,350
                                                                --------
DIVERSIFIED COMPANIES -- 1.2%
Dover Corporation ..................................    3,400    132,175
Johnson Controls, Inc. .............................    1,700    117,725
McKesson Corporation ...............................    5,900    303,113
Textron, Inc. ......................................      900     68,963
                                                                --------
                                                                 621,976
                                                                --------
ELECTRICAL & ELECTRONIC COMPONENTS -- 2.9%
Arrow Electronics, Inc.* ...........................    1,600     74,600
Avnet, Inc. ........................................    3,100    145,700
Dynatech Corporation* ..............................    2,000     29,750
General Electric Company ...........................    7,000    470,750
General Instrument Corporation* ....................    1,200     30,750
W. W. Grainger, Inc. ...............................      400     26,750
Harris Corporation .................................    1,200     69,150
Hewlett Packard Company ............................    1,700    140,888
Honeywell, Inc. ....................................    3,000    142,875
National Semiconductor Corporation* ................    1,300     27,788
SCI Systems, Inc.* .................................    2,700     90,450
Sundstrand Corporation .............................      400     25,900
Texas Instruments, Inc. ............................    2,800    162,050
                                                                --------
                                                               1,437,401
                                                              ----------

                                                                 VALUE
U.S. EQUITY SECURITIES (STOCKS) (CONTINUED)            SHARES  (NOTE 1)
                                                     -------- ----------
ENERGY (PRODUCTION & MARKETING) -- 3.5%
Atlantic Richfield Company .........................    1,300  $ 140,888
Coastal Corporation ................................    3,500    116,375
Exxon Corporation ..................................    9,000    696,375
Mobil Corporation ..................................    4,300    448,813
Panhandle Eastern Corporation ......................    4,100    116,338
Royal Dutch Petroleum Company ADR...................    2,200    282,425
                                                               ---------
                                                               1,801,214
                                                              ----------
ENVIRONMENTAL SERVICES -- 0.1%
Browning Ferris Industries, Inc.....................      800     24,100
                                                              ----------

FINANCIAL SERVICES -- 3.8%
American Express ...................................    4,200    178,500
BankAmerica Corporation ............................    5,300    337,213
Chase Manhattan Corporation ........................      300     18,263
Chemical Banking Corporation .......................    2,200    132,000
Citicorp ...........................................    3,400    240,550
City National Corporation ..........................    7,000     96,250
Dean Witter Discover & Company .....................    3,600    183,600
Edwards (A.G.), Inc. ...............................    1,000     27,000
First Chicago Corporation ..........................      600     41,700
First Union Corporation ............................      900     49,163
Green Tree Financial Corporation....................    2,000     56,500
J.P. Morgan & Company, Inc. ........................      700     54,950
Merrill Lynch & Company, Inc. ......................    1,100     61,188
Morgan Stanley Group, Inc. .........................      900     77,625
NationsBank Corporation ............................    3,600    256,950
Wells Fargo & Co. ..................................      500    105,120
                                                              ----------
                                                               1,916,572
                                                              ----------
FOOD & BEVERAGE -- 2.3%
Archer Daniels Midland Company .....................   14,700    253,575
CPC International, Inc. ............................      400     27,500
Coca Cola Company ..................................    1,400    106,050
Heinz (H.J.) Company ...............................    1,500     47,813
IBP, Inc. ..........................................    1,400     87,500
Pepsico, Inc. ......................................    6,300    348,075
Philip Morris Companies, Inc. ......................    3,700    324,675
                                                              ----------
                                                               1,198,188
                                                              ----------

                                                                 VALUE
U.S. EQUITY SECURITIES (STOCKS) (CONTINUED)           SHARES   (NOTE 1)
                                                    --------- ----------
HEALTHCARE -- 0.4%
Foundation Health Corporation* .....................    3,200  $ 146,400
Healthcare COMPARE Corporation* ....................    1,000     39,125
                                                              ----------
                                                                 185,525
                                                              ----------
HEAVY DUTY TRUCKS & PARTS -- 0.3%
Navistar International Corporation, Inc.*               7,900     85,913
Paccar, Inc. .......................................    1,800     78,750
                                                              ----------
                                                                 164,663
                                                              ----------
HOUSEHOLD FURNISHINGS/APPLIANCES -- 0.2%
Leggett & Platt, Inc. ..............................    3,800     91,675
                                                              ----------

HOMEBUILDING -- 0.2%
Pulte Corporation ..................................      500     15,375
Toll Brothers, Inc.* ...............................    4,600     83,375
                                                               ---------
                                                                  98,750
                                                              ----------
INSURANCE (LIFE) -- 0.5%
Aflac, Inc. ........................................    2,500    101,875
Allstate Corp. .....................................    2,100     86,100
American General Corporation .......................    2,400     81,300
                                                              ----------
                                                                 269,275
                                                              ----------
INSURANCE (MULTILINE) -- 2.4%
American International Group, Inc. .................    3,500    314,125
Chubb Corporation ..................................    1,300    126,425
CNA Financial Corporation* .........................    1,100    127,738
Loews Corporation ..................................    1,600    245,600
Safeco Corporation .................................      900     63,900
Travelers Group, Inc. ..............................    5,600    333,200
                                                              ----------
                                                               1,210,988
                                                              ----------
INSURANCE (PROPERTY/CASUALTY) -- 0.3%
General Re Corporation .............................      700    104,738
Transatlantic Holdings, Inc. .......................      600     41,250
                                                              ----------
                                                                 145,988
                                                              ----------
LEISURE -- 0.4%
CPI Corporation ....................................    5,500    114,813
Eastman Kodak Company ..............................    1,400     95,200
Marriott International, Inc. .......................      400     14,900
                                                              ----------
                                                                 224,913
                                                              ----------

                                                                 VALUE
U.S. EQUITY SECURITIES (STOCKS) (CONTINUED)           SHARES   (NOTE 1)
                                                    --------- ----------
MANUFACTURED HOUSING -- 0.1%
Champion Enterprises, Inc.* ........................    2,300  $  69,000
                                                              ----------

MEDICAL EQUIPMENT & SUPPLIES -- 0.2%
Boston Scientific Corporation* .....................    1,000     40,500
Cardinal Health, Inc. ..............................    1,500     81,000
                                                              ----------
                                                                 121,500
                                                              ----------
METALS & MINING -- 0.5%
Aluminum Co. of America ............................    3,000    175,500
Carpenter Technology Corporation ...................      400     17,300
Cleveland Cliffs, Inc. .............................    1,100     43,038
Phelps Dodge Corporation ...........................      300     20,363
Reynolds Metals Company ............................      300     17,325
                                                              ----------
                                                                 273,526
                                                              ----------
OFFICE EQUIPMENT -- 0.2%
Xerox Corporation ..................................      900    123,413
                                                              ----------

PAPER & FOREST PRODUCTS -- 1.5%
Boise Cascade Corporation ..........................    1,600     59,600
Champion International Corporation .................      400     18,850
Georgia Pacific Corporation ........................      800     62,200
Mead Corporation ...................................    1,500     85,688
Rayonier, Inc. .....................................      900     34,425
Temple Inland, Inc. ................................    1,800     81,675
Westvaco Corporation ...............................    7,100    194,363
Weyerhaeuser Company ...............................    4,600    208,150
Willamette Industries, Inc. ........................      700     42,350
                                                              ----------
                                                                 787,301
                                                              ----------
PHAMACEUTICALS -- 2.7%
Bristol Myers Squibb ...............................    6,000    481,500
Johnson & Johnson ..................................    4,300    372,488
Merck & Company, Inc. ..............................    4,900    303,188
Pfizer, Inc. .......................................    2,900    168,200
Pharmacia & Upjohn, Inc. ...........................    1,000     35,875
                                                              ----------
                                                               1,361,251
                                                              ----------
                                       32

                                                                  VALUE
U.S. EQUITY SECURITIES (STOCKS) (CONTINUED)            SHARES    (NOTE 1)
                                                     --------  ---------
PUBLISHING -- 0.6%
Jostens, Inc. ......................................    3,900   $ 96,525
Pulitzer Publishing Company ........................      400     18,400
Washington Post Company ............................      700    212,800
                                                               ---------
                                                                 327,725
                                                               ---------
RETAIL (FOOD & DRUG) -- 0.7%
Ruddick Corporation ................................   10,200    109,650
Safeway, Inc.* .....................................    5,000    232,500
                                                               ---------
                                                                 342,150
                                                               ---------
RETAIL (GENERAL MERCHANDISE) -- 0.4%
Sears Roebuck & Company ............................    5,000    196,875
Waban, Inc.* .......................................    1,100     20,350
                                                               ---------
                                                                 217,225
                                                               ---------
RETAIL (SPECIALTY) -- 0.4%
CompUSA, Inc.* .....................................    1,400     51,975
Pier 1 Imports, Inc. ...............................    8,400     91,350
Ross Stores, Inc. ..................................    3,700     70,762
                                                               ---------
                                                                 214,087
                                                               ---------
TRANSPORTATION -- 0.6%
American President Companies .......................    1,100     27,500
Burlington Northern, Santa Fe ......................    2,300    185,438
Conrail, Inc. ......................................      600     41,925
CSX Corporation ....................................      400     35,050
                                                               ---------
                                                                 289,913
                                                               ---------
UTILITIES (ELECTRIC) -- 2.3%
Central & Southwest ................................    5,700    153,188
Consolidated Edison ................................    7,300    210,788
FPL Group, Inc. ....................................    3,900    169,163
Northern States Power Company ......................    2,900    136,300
Pacific Gas & Electric Company .....................    8,100    222,750
Portland General Corporation .......................      600     16,950
TNP Enterprises, Inc. ..............................    8,100    148,838
Unicom Corporation .................................    3,400    108,800
                                                               ---------
                                                               1,166,777
                                                               ---------

                                                                  VALUE
U.S. EQUITY SECURITIES (STOCKS) (CONTINUED)            SHARES   (NOTE 1)
                                                     --------- ----------
UTILITIES (GAS) -- 0.7%
Atlanta Gas Light Company ..........................    4,700 $  179,775
Pacific Enterprises ................................    6,400    171,200
Washington Gas Light Co. ...........................    1,000     20,875
                                                               ---------
                                                                 371,850
                                                               ---------
UTILITIES (TELECOMMUNICATIONS) -- 1.7%
Ameritech Corporation ..............................    5,300    291,500
British Telecommunications ADR .....................      700     40,511
SBC Communications, Inc. ...........................      500     27,000
Sprint Corporation .................................   11,800    472,000
                                                               ---------
                                                                 831,011
                                                               ---------
MISCELLANEOUS -- 0.5%
Fluor Corporation ..................................      300     19,500
Parker Hannifin Corporation ........................    1,700     62,475
Snap On, Inc. ......................................      700     30,975
Teledyne, Inc. .....................................    6,400    155,200
Teledyne, Inc.-Pfd .................................       64        848
                                                              ----------
                                                                 249,498
                                                              ----------

TOTAL U.S. EQUITY SECURITIES-- 37.7% (COST $17,280,717)....   19,295,844
                                                              ----------

                                                                             FACE         VALUE
                                                                             VALUE       (NOTE 1)
                                                                          ----------    ---------
U.S. FIXED-INCOME SECURITIES (BONDS)
ABN AMRO Bank NV (Chicago) 7.25%, due 05/31/05 ..........................$   500,000  $    528,185
Bankers Trust of New York Corp. 7.13%, due 07/31/02 .....................    500,000       514,840
Citizens Utilities Company, Delaware, 7.60%, due 06/01/06 ...............    300,000       330,914
Federal Home Loan Mortgage Corporation CMO 7.50%, due 04/25/24 ..........  2,200,000     2,288,845
Federal National Mortgage Association 6.45%, due 06/10/03 ...............    500,000       498,045
Government National Mortgage Association 7.00%, due 01/15/24 ............    475,039       476,075
Government National Mortgage Association 7.00%, due 05/15/24 ............    289,275       289,905
Government National Mortgage Association 7.00%, due 09/15/25 ............    380,377       393,569
Government National Mortgage Association 8.00%, due 09/15/24 ............    499,098       500,263
Government National Mortgage Association 8.00%, due 07/15/24 ............    304,353       314,909
Government National Mortgage Association 8.25%, due 07/20/25 ............    848,925       873,464
Government National Mortgage Association 9.00%, due 02/15/17 ............     83,654        88,935

                                                                             FACE         VALUE
                                                                             VALUE       (NOTE 1)
                                                                         -----------    ----------
U.S. FIXED-INCOME SECURITIES (BONDS) (CONTINUED)
Hanson Overseas BV 6.75%, due 09/15/05 ...............................   $   400,000   $   405,888
Japanese Financial Corp. for Municipal Enterprises 7.38%, due 04/27/05       500,000       549,160
Southern California Edison Company 8.25%, due 02/01/00 ...............       400,000       432,400
United States Treasury Bonds 8.75%, due 05/15/17 .....................     1,050,000     1,358,270
United States Treasury Notes 5.500, due 11/15/98 .....................       600,000       601,500
United States Treasury Notes 7.25%, due 08/15/04 .....................     1,250,000     1,373,825
United States Treasury Notes 6.88%, due 03/31/97 .....................     1,300,000     1,324,375
United States Treasury Notes 7.75%, due 11/30/99 .....................     3,500,000     3,774,540
                                                                                       -----------
TOTAL U.S. FIXED-INCOME SECURITIES-- 33.1% (COST $16,021,234) ........                  16,917,907
                                                                                       -----------

MONEY MARKET SECURITIES (SHORT-TERM INSTRUMENTS)
AB Spintab Commercial Paper due 01/17/96..............................                   1,984,908
Morgan Stanley Group, Inc. Commercial Paper due 01/17/96..............                   1,284,974
National Westminster Bank Plc Certificate of Deposit due 12/13/95.....                   1,000,003
Pemex Capital, Inc. Commercial Paper due 12/06/95.....................                   2,398,050
Repurchase Agreement with State Street Bank and Trust Company 2.50%, due 12/01/95,
  in the amount of $274,000 (collateralized by $274,000 in U.S. Treasury Notes
  7.125% due 02/29/00)................................................                     274,000
                                                                                        ----------
TOTAL MONEY MARKET SECURITIES-- 13.6% (COST $6,941,935)...............                   6,941,935
                                                                                        ----------

                                                                                        VALUE
                                                                           SHARES     (NOTE 1)     CURRENCY
                                                                         ----------  -----------  ----------
FOREIGN EQUITY SECURITIES
77th Bank.............................................................       9,000  $    81,293       JP(Y)
Amcor Ltd.............................................................      11,000       80,122        AU$
Asahi Chemical Industries.............................................      24,000      178,692       JP(Y)
Astra AB..............................................................       2,200       82,076        SEK
Axa...................................................................       1,200       71,757        FrF
BBC Brown Boveri......................................................          40       45,879        CHF
Bayer AG..............................................................         330       85,857        DM
Boots Company.........................................................      15,000      130,109      (pound)
Compagnie Francaise de Petroleum Total................................       1,300       79,923        FrF
Cookson...............................................................      10,000       47,364      (pound)
Credit Commercial de France*..........................................       1,500       70,472        FrF

                                                                                       VALUE
                                                                           SHARES     (NOTE 1)     CURRENCY
                                                                         ----------  -----------  ----------
FOREIGN EQUITY SECURITIES (CONTINUED)
Development Bank of Singapore.........................................       5,000    $  58,461        SG$
Empresa Nacional de Electricidad SA...................................       1,200       64,376        Esp
Fanuc.................................................................       1,000       42,420        JP(Y)
Guinness Brewery......................................................      10,000       70,801       (pound)
Hang Seng Bank........................................................       8,000       69,814        HK$
Hitachi Credit CP.....................................................       5,000       90,619        JP(Y)
Hong Kong Electric....................................................      10,000       33,549        HK$
Hong Leong Industries Bhd.............................................       4,000       18,287        MYR
HSBC Holdings Plc.....................................................       5,000       74,365       (pound)
Hutchison Whampoa Ltd.................................................      12,000       67,797        HK$
Kirin Beverage........................................................       9,000      118,148        JP(Y)
KLM Royal Dutch Airlines NV...........................................       1,000       34,351        NLG
Kyocera Corporation...................................................       1,000       78,864        JP(Y)
Man AG................................................................         250       70,609        DM
Mannesmann............................................................         200       64,397        DM
Marubeni Corporation..................................................      15,000       79,353        JP(Y)
Mitsubishi Heavy Industries...........................................      17,000      135,067        JP(Y)
NEC Corporation.......................................................       5,000       63,679        JP(Y)
Nestle SA.............................................................         170      180,977        CHF
News Corporation Ltd..................................................       5,000       26,237        AU$
Nippon Steel Company..................................................      25,000       85,721        JP(Y)
Nokia (AB) OY.........................................................         600       33,081        FIM
Royal Dutch Petroleum.................................................       1,300      167,299        NLG
Sanwa Bank............................................................       5,000       96,498        JP(Y)
Sanyo Electric Company................................................      17,000       88,268        JP(Y)
Singapore Technologies Industrial Corp................................      20,000       37,840        SG$
Sun Alliance Group....................................................      12,000       73,192      (pound)
Telefonica de Espana..................................................       3,000       41,329        Esp
Telecom Italia Mobile SpA.............................................      25,000       40,363        Lit
Toda Corporation......................................................       6,000       48,729        JP(Y)
Tokyo Electric Power..................................................       5,050      130,610        JP(Y)
Toyota Motor Corporation..............................................       7,000      137,840        JP(Y)
United Engineers Ltd..................................................       5,000       31,135        MYR
Vodafone Group........................................................      15,000       53,561       (pound)
Volvo AB..............................................................       1,000       20,752        SEK
                                                                                     ----------
TOTAL FOREIGN EQUITY SECURITIES-- 6.8% (COST $3,420,137)..............                3,481,933
                                                                                     ----------

                                                                             FACE        VALUE
                                                                             VALUE     (NOTE 1)     CURRENCY
                                                                         ----------  -----------   ----------
FOREIGN FIXED-INCOME SECURITIES
Government of France 7.00%, due 11/12/99 .............................   1,700,000  $   351,609        Frf
Government of Netherlands 8.25%, due 02/15/02.........................     150,000      105,434        NLG
Government of New Zealand 10.00% due 07/15/97.........................     300,000      203,241        NZ
Government of Spain 10.50%, due 10/30/03..............................  15,000,000      122,407        Esp
International Bank of Reconstruction & Development 4.75%, due 12/20/04  25,000,000      284,258        JP(Y)
International Bank of Reconstruction & Development 5.25%, due 03/20/02  10,000,000      115,907        JP(Y)
Kingdom of Belgium 8.75%, due 06/25/02................................   2,000,000       76,169        Bfr
Kingdom of Denmark 8.00%, due 05/15/03................................   3,000,000      563,625        Dkr
Queensland Treasury Corporation Global Note 8.00%, due 07/14/99.......     200,000      150,601        AU$
Republic of Italy 9.50%, due 12/01/97................................. 250,000,000      153,238        Lit
Treuhandanstalt 6.50%, due 04/23/03...................................   1,000,000      711,999        DM
United Kingdom Treasury 8.00%, due 12/07/00...........................     100,000      160,146      (pound)
                                                                                     ----------
TOTAL FOREIGN FIXED-INCOME SECURITIES-- 5.9% (COST $2,989,968)........                2,998,634
                                                                                     ----------
TOTAL FOREIGN EQUITY AND FIXED-INCOME SECURITIES-- 12.7% (COST $6,410,105)            6,480,567
                                                                                     ----------

                                                                                        VALUE
                                                                           SHARES     (NOTE 1)     CURRENCY
                                                                         ----------  -----------  ----------
GOLD COMPANIES AND NATURAL RESOURCES LINKED INVESTMENTS (SPECIALTY)
Ashanti Goldfields....................................................       4,000   $   72,000    (pound)
Barrick Gold Corporation..............................................      10,000      263,750      CD$
Diamond Fields Resources, Inc.*.......................................       8,000      144,038      CD$
Driefontein Consolidated Ltd..........................................       8,000       85,593      SAR
Echo Bay Mines Ltd....................................................       8,000       83,000      US$
Freeport McMoran Copper & Gold........................................       5,900      159,300      US$
Newmont Mining Corporation............................................       5,100      219,938      US$
Placer Dome, Inc......................................................       5,000      123,750      US$
RTZ Corporation.......................................................      12,900      185,337    (pound)
Santa Fe Pacific Gold Company.........................................      11,000      132,000      US$
TVX Gold, Inc.*.......................................................      13,000       87,750      US$
TOTAL GOLD COMPANIES AND NATURAL RESOURCES LINKED INVESTMENTS -- 3.0%
  (COST $1,472,734)...................................................                1,556,456
                                                                                     ----------
TOTAL INVESTMENT SECURITIES-- 100.1% (COST $48,126,725)...............               51,192,709

Liabilities less other assets-- (0.1)%................................                  (36,179)
                                                                                     ----------

Net assets -- 100% -- equivalent to $11.70 per share on
  4,374,062 shares outstanding........................................              $51,156,530
                                                                                     ==========

-------------------
*Non-income producing


FUND COUNTRY EXPOSURE
Australia ..............................................               0.50%
Belgium ................................................               0.15
Canada .................................................               0.80
Denmark ................................................               1.10
Finland ................................................               0.06
France .................................................               1.12
Germany ................................................               1.82
Hong Kong ..............................................               0.33
Italy ..................................................               0.80
Japan ..................................................               3.63
Malaysia ...............................................               0.10
Netherlands ............................................               0.60
New Zealand ............................................               0.40
Sweden .................................................               0.20
Singapore ..............................................               0.19
South Africa ...........................................               0.17
Spain ..................................................               0.45
Switzerland ............................................               0.44
United Kingdom .........................................               1.28
United States ..........................................              85.86
                                                                     ------
      TOTAL ............................................             100.00%
                                                                     ======

TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller

Maryanne Roepke
Chief Financial Officer and
Treasurer

[company logo] The Benham Group
               1665 Charleston Road
               Mountain View, CA 94043

               1-800-321-8321

               Not authorized for distribution unless preceded or accompanied by a current fund prospectus

               Benham Distributors, Inc.